Exhibit 99.1

NEWS RELEASE
www.vocaltec.com

MAGICJACK REPORTS THIRD QUARTER 2014 FINANCIAL RESULTS

•	Total net revenues of $25.8 million for the three months ended September 30, 2014
•	Access rights renewal revenues were $16.8 million, up from $16.1 million in Q214
•	GAAP operating loss of $0.8 million, adjusted EBITDA of $4.1 million
•	GAAP diluted EPS of breakeven; non-GAAP diluted EPS of $0.18
•	Generated $3.2 million in free cash flow
•	Cash and cash equivalents of $75.2 million as of September 30, 2014

West Palm Beach, Fla. and Jerusalem, Israel, November 10, 2014 – magicJack VocalTec Ltd. (Nasdaq: CALL), a leading cloud-based communications company, today announced financial results for the third quarter ended September 30, 2014.

“The Company made good progress on its strategic growth initiatives in the third quarter, evidenced by the strong initial demand for our magicJackGO as well as the ongoing momentum of our international rollout,” said Gerald Vento, President and CEO of magicJack VocalTec.  “While we recognize that Q3 was another quarter of transition as we continued to execute our turn-around plan, we are well positioned to return the company to growth going forward, particularly given our strong balance sheet and consistent ability to generate cash.”

Third Quarter 2014 Financial Highlights:

–	Net revenues: Total net revenues for the third quarter of 2014 were $25.8 million. Net revenues from the sales of magicJack devices were $3.1 million and access rights renewal revenues were

$16.8 million, an increase of 4% on a quarter-over-quarter basis, and accounted for 65% of total net revenues. Prepaid minute revenues were $2.5 million and access and wholesale charges were $1.6 million during the quarter. Other revenue contributed the remaining $1.8 million of total net revenues during the third quarter of 2014.

–	Operating (loss) income: GAAP operating loss for the third quarter of 2014 was $(0.8) million, compared to income of $3.4 million for the second quarter of 2014.

–	Adjusted EBITDA: Adjusted EBITDA was $4.1 million for the third quarter of 2014 compared to
$7.0 million for the second quarter of 2014.

–
Net (loss) income: GAAP net loss for the third quarter of 2014 was $(1,000), compared to income of $2.3 million for the second quarter of 2014. GAAP diluted loss per share for the third quarter was approximately breakeven based on 17.8 million weighted-average diluted ordinary shares outstanding, compared to $0.13, based on 17.8 million weighted-average diluted ordinary shares outstanding, for the second quarter of 2014.

–
Non-GAAP income before tax: Non-GAAP income before tax for the third quarter of 2014 was $3.1 million, compared to $5.5 million for the second quarter of 2014. Non-GAAP pre-tax earning per diluted-ordinary share for the third quarter was $0.18, based on 17.8 million weighted-average diluted shares outstanding, compared to $0.31 per diluted share, based on 17.8 million weighted-average diluted ordinary shares outstanding, for the second quarter of 2014.

–
Cash and free cash flow: As of September 30, 2014, magicJack VocalTec had cash and cash equivalents of $75.2 million.  During the third quarter of 2014, the Company generated $3.2 million in free cash flow compared to $5.6 million generated in the second quarter of 2014.

A reconciliation of GAAP to non-GAAP financial measures, as well as the calculation of free cash flow has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

NEWS RELEASE
www.vocaltec.com

Additional Third Quarter 2014 and Recent Highlights:

–	As of September 30, 2014, magicJack had an estimated 2.86 million active MJ subscribers, which we define as device users that are under an active subscription contract.

–	magicJack activated 175,000 subscribers during the third quarter of 2014. Activations are defined as devices that become activated on to a subscription contract during a given period.

–	During the third quarter ended September 30, 2014, magicJack’s average monthly churn was 3.1%.

–	magicJack APP had 3.4 million monthly active unique APP users as of September 30, 2014.

Quarterly Conference Call:

magicJack VocalTec will host a conference call today at 5:00 p.m. EST to review the company's financial results for the third quarter 2014. To access this call, dial 1-800-347-6109 (United States), or 1-913-312-0669 (international), with conference ID #5858358. A live webcast of the conference call will be accessible from the investor relations page of magicJack VocalTec’s website at http://www.vocaltec.com and a recording will be archived and accessible at http://www.vocaltec.com/events.cfm.  A recording of this conference call will also be available through November 24, 2014, by dialing 1-877-870-5176 (United States), or 1-858-384-5517 (international). The recording access code is #5858358.

About magicJack VocalTec Ltd.

magicJack VocalTec Ltd. (Nasdaq: CALL), the inventor of magicJack and a pioneer in Voice over IP (VoIP) technology and services, is a leading cloud communications company. With its easy-to-use, low cost solution for telecommunications, the Company has sold more than 10 million award-winning magicJack devices, now in its fourth generation, has millions of downloads of its free calling app, and holds more than 30 technology patents. magicJack is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and number of states in which it is certified.

NEWS RELEASE
www.vocaltec.com

Non-GAAP Measures

The non-GAAP measures shown in this release exclude various items detailed further below.

magicJack defines adjusted EBITDA as GAAP operating (loss) income excluding: depreciation and amortization, share-based issuances and compensation, impairment of intangible asset, a gain in adjustment for a favorable settlement with a retail sales broker, transition costs related to introduction of the new magicJack device, former executive severance payments, certain tax matters, a reversal of unused price protection accrual, reserves for device returns and the net change to reserve for bad debt expense. magicJack defines non-GAAP income before tax as GAAP net income excluding: share-based issuances and compensation, impairment of intangible asset, a gain in adjustment for a favorable settlement with a retail sales broker, transition costs related to introduction of the new magicJack device, former executive severance payments, certain tax matters, a reversal of unused price protection accrual, reserves for device returns, the net change to reserve for bad debt expense, change in gain on investments, a change in fair value loss on common equity put options, and income tax (benefit) expense. magicJack defines free cash flow as net cash provided by operating activities minus capital expenditures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included with the financial information included in this press release. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends related to the company's results of operations. Further, management believes that these non-GAAP measures improve management's and investors' ability to compare the company's financial performance with other companies in the technology industry. Because these items vary significantly between companies, it is useful to compare results excluding these amounts as identified below.

NEWS RELEASE
www.vocaltec.com

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release, including statements about our projected revenues, income, cash flows, strategy, future operations, new product introductions and customer acceptance, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. These factors include, among other things: changes to our business resulting from increased competition; our ability to develop, introduce and market innovative products, services and applications; our ability to increase sales of magicJack devices; our ability to successfully integrate the magicJack GO device with our mobile app; our ability to successfully monetize our mobile app; delays in development we may experience with respect to magicJack devices or our mobile app; our customer turnover rate and our customer acceptance rate; changes in general economic, business, political and regulatory conditions; availability and costs associated with operating our network; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies; the degree of legal protection afforded to our products; changes in the composition or restructuring of us or our subsidiaries and the successful completion of acquisitions, divestitures and joint venture activities; and the various other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Such factors, among others, could have a material adverse effect upon our business, results of operations and financial condition. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

magicJack® is a registered trademark of magicJack VocalTec Ltd. All other product or company names mentioned are the property of their respective owners.

Contact:

Seth Potter
Investor Relations
561-749-2255
ir@vocaltec.com

Third quarter 2014 financial tables follow:

NEWS RELEASE
www.vocaltec.com

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep13
Net revenues	$25,813	$35,533	$90,606	$105,312
Cost of revenues	9,477	12,134	33,891	35,333
Gross profit	16,336	23,399	56,715	69,979
Operating expenses:
Marketing	6,244	2,866	15,230	8,437
General and administrative	9,402	6,892	26,721	20,386
Research and development	1,494	990	4,613	3,626
Total operating expenses	17,140	10,748	46,564	32,449
Operating (loss) income	(804)	12,651	10,151	37,530
Other income (expense):
Gains on investments	-	-	37	722
Interest and dividend income	13	45	108	275
Interest expense	(34)	(65)	(154)	(242)
Fair value loss on common equity put options	-	-	-	(1,047)
Other income, net	1	15	4	16
Total other expense	(20)	(5)	(5)	(276)
(Loss) income before income taxes	(824)	12,646	10,146	37,254
Income tax (benefit) expense	(823)	3,743	2,559	12,257
Net (loss) income	$(1)	$8,903	$7,587	$24,997

(Loss) earnings per ordinary share:
Basic	$(0.00)	$0.48	$0.43	$1.34
Diluted	$(0.00)	$0.48	$0.43	$1.34
Weighted average ordinary shares outstanding:
Basic	17,832	18,552	17,830	18,596
Diluted	17,832	18,560	17,832	18,604

– More –

NEWS RELEASE
www.vocaltec.com

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited)
	As of	As of
ASSETS	30-Sep-14	31-Dec-13
Current Assets
Cash and cash equivalents	$75,198	$45,997
Marketable securities, at fair value	367	8,782
Accounts receivable, net of allowance for doubtful accounts and billing adjustments	3,142	3,626
Inventories	3,345	4,490
Deferred costs	2,363	4,662
Prepaid income taxes	10,528	11,956
Deferred tax assets, current	11,259	11,267
Deposits and other current assets	2,659	818
Total current assets	108,861	91,598

Property and equipment, net	3,525	1,959
Intangible assets, net	10,314	15,656
Goodwill	32,304	32,304
Deferred tax assets, non-current	30,797	29,684
Deposits and other non-current assets	744	693
Total Assets	$186,545	$171,894

LIABILITIES AND CAPITAL EQUITY
Current Liabilities
Accounts payable	$7,049	$4,237
Accrued expenses and other current liabilities	8,534	9,236
Deferred revenue, current portion	54,748	54,541
Total current liabilities	70,331	68,014

Deferred revenue, net of current portion	58,756	59,951
Other non-current liabilities	6,046	6,487
Total Capital Equity	51,412	37,442
Total Liabilities and Capital Equity	$186,545	$171,894

– More –

NEWS RELEASE
www.vocaltec.com

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)	Nine Months	Nine Months
	Ended	Ended
	30-Sep-14	30-Sep-13
Cash flows from operating activities:
Net income	$7,587	$24,997
Provision for doubtful accounts and billing adjustments	(64)	(3,827)
Share-based issuances and compensation	5,714	1,631
Depreciation and amortization	3,811	3,496
Impairment of intangible asset	2,464	-
Increase of uncertain tax position	351	-
Deferred income tax (benefit) provision	(1,105)	70
Interest expense - non-cash	154	242
Gains on investments	(37)	(722)
Fair value loss on common equity put options	-	1,047
Changes in operating assets and liabilities	4,631	1,907
Net cash provided by operating activities	23,506	28,841
Cash flows from investing activities:
Purchases of investments	-	-
Proceeds from sales of investments	9,094	12,622
Purchases of property and equipment	(1,911)	(84)
Acquisition of intangible assets	(15)	(117)
Net cash provided by investing activities	7,168	12,421
Cash flows from financing activities:
Purchase of treasury stock	-	(5,704)
Proceeds from exercise of ordinary share options	27	-
Payment of other non-current liabilities	(1,500)	(1,500)
Net cash used in financing activities	(1,473)	(7,204)

Net increase in cash and cash equivalents	29,201	34,058
Cash and cash equivalents, beginning of period	45,997	18,959
Cash and cash equivalents, end of period	$75,198	$53,017

– More –

NEWS RELEASE
www.vocaltec.com

RECONCILIATION OF OPERATING (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13
GAAP Operating (loss) income	$(804)	$12,651	$10,151	$37,530
Depreciation and amortization	981	965	3,811	3,496
Share-based issuances and compensation	1,462	1,231	5,714	1,631
Impairment of intangible asset	2,464	-	2,464	-
Favorable settlement with a retail sales broker	-	-	-	(1,192)
Transition costs related to introduction of new magicJack device	152	-	358	1,200
Former executive severance payments	-	-	-	798
Certain tax matters	-	-	-	750
Reversal of unused price protection accrual	-	-	(123)	-
Reserve for device returns	270	-	587	-
Net change to reserve for bad debt expense	(379)	-	(117)	-
Adjusted EBITDA	$4,146	$14,847	$22,845	$44,213

RECONCILIATION OF NET (LOSS) INCOME TO NON-GAAP INCOME BEFORE TAX

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13
GAAP Net (loss) income	$(1)	$8,903	$7,587	$24,997
Share-based issuances and compensation	1,462	1,231	5,714	1,631
Impairment of intangible asset	2,464	-	2,464	-
Favorable settlement with a retail sales broker	-	-	-	(1,192)
Transition costs related to introduction of new magicJack device	152	-	358	1,200
Former executive severance payments	-	-	-	798
Certain tax matters	-	-	-	750
Reversal of unused price protection accrual	-	-	(123)	-
Reserve for device returns	270	-	587	-
Net change to reserve for bad debt expense	(379)	-	(117)	-
Gains on investments	-	-	(37)	(722)
Fair value loss on common equity put options	-	-	-	1,047
Income tax (benefit) expense	(823)	3,743	2,559	12,257
Non-GAAP Income before tax	$3,145	$13,877	$18,992	$40,766

GAAP (Loss) earnings per ordinary share – Diluted	$(0.00)	$0.48	$0.43	$1.34
Share-based issuances and compensation	0.08	0.07	0.32	0.09
Impairment of intangible asset	0.14	-	0.14	-
Favorable settlement with a retail sales broker	-	-	-	(0.06)
Transition costs related to introduction of new magicJack device	0.01	-	0.02	0.06
Former executive severance payments	-	-	-	0.04
Certain tax matters	-	-	-	0.04
Reversal of unused price protection accrual	-	-	(0.01)	-
Reserve for device returns	0.02	-	0.03	-
Net change to reserve for bad debt expense	(0.02)	-	(0.01)	-
Gains on investments	-	-	(0.00)	(0.04)
Fair value loss on common equity put options	-	-	-	0.06
Income tax (benefit) expense	(0.05)	0.20	0.14	0.66
Non-GAAP Pre-tax earnings per share – Diluted	$0.18	$0.75	$1.07	$2.19

Weighted average ordinary shares outstanding: Diluted	17,832	18,560	17,832	18,604

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13
Net cash provided by operating activities	$3,428	$10,392	$23,506	$28,841
Less: Capital expenditures	(244)	-	(1,911)	(84)
Free cash flow	$3,184	$10,392	$21,595	$28,757